Exhibit 99.7

INFORMATION ABOUT DHHC

References to the “Company,” “DHHC,” “our,” “us” or “we” refer to DiamondHead Holdings Corp.

Overview

We are an early stage blank check company recently incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this annual report as our initial business combination.

Our sponsor, DHP SPAC-II Sponsor LLC, is an entity affiliated with David T. Hamamoto. Mr. Hamamoto currently serves as a director of Lordstown and previously served as the Chairman and Chief Executive Officer of DiamondPeak, which was a blank check company at the time of its 2019 initial public offering. On October 23, 2020, DiamondPeak completed its initial business combination with Lordstown Motors Corp. (“Lordstown”), a manufacturer of light duty electric trucks. As of March 28, 2022, other members of our sponsor include a fund managed by Antara Capital, which holds approximately 50% of the limited liability company interests of our sponsor and our other officers and directors. Antara Capital, founded by Himanshu Gulati in 2018, invests across a wide variety of financial instruments, including loans, bonds, convertible bonds, stressed/distressed credit and special situation equity investments.

Our management team is led by David Hamamoto, our Co-Chief Executive Officer and Chairman, and Michael Bayles, our Co-Chief Executive Officer. Mr. Hamamoto is the founder of Diamond Head Partners, LLC, which he established in 2017 and currently serves as a director of Lordstown. Mr. Hamamoto has significant experience across the private and public markets as the former head of the NorthStar companies, which he founded as a private company in 1997, took public in 2004 with an approximately $300 million equity market capitalization, and sold to Colony Capital in 2017 at a $6 billion equity market capitalization. Prior to NorthStar, Mr. Hamamoto spent 14 years at Goldman Sachs, where he founded the Real Estate Principal Investments Area, raised the first Whitehall real estate private equity fund, and raised four additional Whitehall funds and one emerging market fund. We believe Mr. Hamamoto’s private real estate investing background and public market track record will benefit us in identifying and executing a business combination, such as the GSH Business Combination. Mr. Bayles, one of our directors and our Co-Chief Executive Officer, currently serves as Chief Executive Officer and a director of EVO Transportation & Energy Services, Inc. Mr. Bayles previously served as a director and chief restructuring officer from October 2020 to March 2021 and restructuring advisor from May 2020 to October 2020. Mr. Bayles served as a vice president of investments of Slam Corp., a special purpose acquisition company, from March 2021 through September 2022. Mr. Bayles previously served as an analyst at Antara Capital LP from May 2018 until May 2020, and as a credit analyst at GLG Partners from May 2016 to December 2017. Prior to GLG Partners, Mr. Bayles was a vice president at Avenue Capital Group from September 2008 to April 2016. Mr. Bayles started his career as an investment banking analyst at J.P. Morgan and then a restructuring analyst at Lazard. Mr. Bayles has a bachelor’s degree in economics from the Wharton School of the University of Pennsylvania.

Our board of directors also includes Jonathan A. Langer, who currently serves as Managing Member of Fireside Investments, LLC, a private investment firm that Mr. Langer founded in 2012, Judith A. Hannaway, a financial industry consultant and former Managing Director of Scudder Investments responsible for Special Product Development including closed-end funds, offshore funds and REIT funds, and Charles Schoenherr, who currently serves as Managing Director of Waypoint Residential, LLC, which invests in multifamily properties in the Sunbelt.

GSH Business Combination

On March 30, 2023 (the “Closing Date”), we consummated our previously announced business combination pursuant to the terms of the Business Combination Agreement, dated as of September 10, 2022 (the “Business Combination Agreement”), by and among us, Hestia Merger Sub, Inc., a South Carolina corporation and wholly-owned subsidiary of DHHC (“Merger Sub”), and Great Southern Homes, Inc., a South Carolina corporation (“GSH”). Pursuant to the terms of the Business Combination Agreement, Merger Sub merged with and into GSH (the “Business Combination”), with GSH surviving the merger as a wholly-owned subsidiary of the Company. In connection with the consummation of the Business Combination on the Closing Date, DHHC changed its name from DHHC to United Homes Group, Inc.

At the special meeting of the DHHC shareholders held on March 23, 2023 (the “Special Meeting”), the DHHC shareholders considered and adopted, among other matters, the Business Combination Agreement and the other proposals related thereto described in the Definitive Proxy, including the approval of a dual-class structure for the Company, comprised of UHG Class A common stock, par value $0.0001 per share (the “UHG Class A Common Shares”), which carry one vote per share, and UHG Class B common stock, par value $0.0001 per share (the “UHG Class B Common Shares”, and together with the UHG Class A Common Shares, the “UHG Common Shares”), which carry two votes per share.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the GSH Business Combination (the “Effective Time), (i) holders of GSH Common Shares (as defined herein) received aggregate upfront consideration of (1) 373,473 UHG Class A Common Shares, (2) 36,973,877 UHG Class B Common Shares, (3) 905,930 UHG Class A Common Shares underlying the Rollover Options (as defined herein) and (4) 1,867,368 UHG Class A Common Shares underlying the Assumed Warrants (as defined herein) and (ii) holders of GSH Common Shares (as defined herein), GSH Options (as defined herein) and GSH Warrants (as defined herein) received a contingent right to receive up to an additional 20,000,000 UHG Common Shares (the “Earn Out Shares”) upon the achievement of certain earn-out targets.

At the Effective Time:

i.

Each share of GSH Class A common stock, no par value (“GSH Class A Common Shares”) and each share of GSH Class B common stock, no par value (“GSH Class B Common Shares” and, together with GSH Class A Shares, the “GSH Common Shares”) issued and outstanding as of immediately prior to the Effective Time (excluding shares owned by GSH as treasury stock or dissenting shares) was cancelled and converted into (x) the right to receive the Per Share Upfront Consideration and (y) the contingent right to receive Earn Out Shares as set forth in the consideration schedule delivered by GSH to DHHC at closing in accordance with the terms of the Business Combination Agreement (the “Consideration Schedule”). The “Per Share Upfront Consideration” is the right to receive such number of UHG Class B Common Shares (in respect of GSH Class B Common Shares issued and outstanding immediately prior to the Effective Time) or UHG Class A Common Shares (in respect of GSH Class A Common Shares issued and outstanding immediately prior to the Effective Time) equal to the Exchange Ratio. Each of the GSH Common Shares issued and outstanding immediately prior to the Effective Time was exchanged for 373.47 shares of our Common Stock, the (“Exchange Ratio”), expressed on an as-exercised and as-converted to GSH Common Shares basis (including any GSH Common Shares underlying GSH Options (on a net exercise basis) or GSH Warrants) (collectively, “GSH Outstanding Shares”).

ii.	Each option to purchase GSH Common Shares (each, a “GSH Option”) outstanding and unexercised as of immediately prior to the Effective Time was cancelled in exchange for an option to purchase a number of UHG Class A Common Shares (“Rollover Options”) equal to (x) the number of GSH Common Shares subject to such GSH Options immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, at an exercise price per share equal to (A) the exercise price per GSH Common Share of such GSH Option immediately prior to the Effective Time divided by (B) the Exchange Ratio, as set forth in the Consideration Schedule. Subject to certain exceptions, each Rollover Option is subject to the same terms and conditions as were applicable to the GSH Option immediately prior to the Effective Time.

iii.	Each warrant to purchase GSH Common Shares (each, a “GSH Warrant”) outstanding and unexercised as of immediately prior to the Effective Time was converted into a warrant to acquire a number of UHG Class A Common Shares (“Assumed Warrants”) equal to (x) the number of GSH Common Shares subject to such GSH Warrants immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, at a strike price per share equal to (A) the strike price per GSH Common Share of such GSH Warrant immediately prior to the Effective Time divided by (B) the Exchange Ratio, as set forth in the Consideration Schedule. Subject to certain exceptions, each Assumed Warrant is subject to the same terms and conditions as were applicable to the GSH Warrant immediately prior to the Effective Time.

Extension and Redemptions

On January 25, 2023, we convened a special meeting of stockholders, where the stockholders approved an amendment, which we refer to as the “extension amendment,” to our certificate of incorporation to extend the date by which the company must consummate a business combination from January 28, 2023 to July 28, 2023. In connection with the vote to approve the extension amendment, the holders of 30,058,968 public shares (after giving effect to withdrawals of redemptions) exercised their right to redeem such shares for a pro rata portion of the funds in the trust account. As a result, approximately $304 million (approximately $10.12 per share) was removed from the trust account to pay such redeeming holders and following such redemptions, approximately $45 million remained in the Company’s trust account.

Approval of Initial Business Combination with GSH

On February 14, 2023, the GSH Registration Statement was declared effective by the SEC. We established a record date of January 26, 2023 for the special meeting of stockholders to consider and approve, among other things, the GSH Business Combination. On March 23, 2023, we convened a special meeting of stockholders, where the stockholders approved the GSH Business Combination. In connection with the approval of the GSH Business Combination, stockholders holding 109,426 shares of Class A common stock (after giving effect to withdrawals of redemptions) exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, approximately $1.1 million (approximately $10.13 per share) will be removed from the trust account to pay such redeeming holders and approximately $43.9 million will remain in the Company's trust account.

Status as a Public Company

We are an “emerging growth company”, as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.

We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following January 28, 2026, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Class A common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

Lack of Business Diversification

For an indefinite period of time after the completion of our initial business combination, the prospects for our success may depend entirely on the future performance of a single business. Unlike other entities that have the resources to complete business combinations with multiple entities in one or several industries, it is probable that we will not have the resources to diversify our operations and mitigate the risks of being in a single line of business. In addition, we have focused our search for an initial business combination in a single industry. By completing our business combination with only a single entity, our lack of diversification may:

•	subject us to negative economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact on the particular industry in which we operate after our initial business combination, and

•	cause us to depend on the marketing and sale of a single product or limited number of products or services.

Limited Ability to Evaluate the Target’s Management Team

Although we have closely scrutinized the management of GSH, our assessment of the target business’ management may not prove to be correct. In addition, the future management may not have the necessary skills, qualifications or abilities to manage a public company. At the consummation of the GSH Business Combination, David Hamamoto and Michael Bayles, two of our current directors, will serve on the board of directors of UHG, and Keith Feldman, one of our current directors, will serve as Chief Financial Officer of UHG. Following a business combination, to the extent that we deem it necessary, we may seek to recruit additional managers to supplement the incumbent management team of the target business. There is no assurance that we will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.

Competition

In identifying, evaluating and selecting a target business for our business combination, such as GSH, we have encountered, and may continue to encounter intense competition from other entities having a business objective similar to ours, including other blank check companies, private equity groups and leveraged buyout funds, and operating businesses seeking strategic acquisitions. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Moreover, many of these competitors possess greater financial, technical, human and other resources than we do. Our ability to acquire larger target businesses is limited by our available financial resources. This inherent limitation gives others an advantage in pursuing the acquisition of a target business. Furthermore, our obligation to pay cash in connection with our public stockholders who exercise their redemption rights may reduce the resources available to us for our initial business combination and our outstanding warrants, and the future dilution they potentially represent, may not be viewed favorably by certain target businesses. Either of these factors may place us at a competitive disadvantage in successfully negotiating an initial business combination.

Human Capital Management

We currently have three officers. These individuals are not obligated to devote any specific number of hours to our matters but they devote as much of their time as they deem necessary to our affairs and intend to continue doing so until we have completed our initial business combination. The amount of time they devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the initial business combination process we are in. We do not intend to have any full time employees prior to the completion of our initial business combination.

Periodic Reporting and Financial Information

Our units, Class A common stock and warrants are registered under the Exchange Act and we have reporting obligations, including the requirement that we file annual, quarterly and current reports with the SEC. In accordance with the requirements of the Exchange Act, this annual report contains financial statements audited and reported on by our independent registered public accountants.

We are required to evaluate our internal control procedures for the fiscal year ending December 31, 2022 as required by the Sarbanes-Oxley Act. Only in the event we are deemed to be a large accelerated filer or an accelerated filer, and no longer an emerging growth company, will we be required to have our internal control procedures audited. A target company may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of their internal controls. The development of the internal controls of any such entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete any such acquisition.